THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES THAT MAY BE ISSUED UPON EXERCISE OF THE WARRANTS HAVE NOT BEEN

REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND HAVE BEEN ISSUED IN

RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR

PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES

ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

RUBY CREEK RESOURCES INC.

FORM OF WARRANT

Warrant No. C-0__

Dated: ____________

     Ruby Creek Resources Inc., a Nevada corporation (the “Company”), hereby certifies that, for value received, ______________ or his registered assigns (the “Holder”), is entitled to purchase from the Company up to a total of ________ shares of common stock, $0.001 par value per share (the “Common Stock”), of the Company (each such share, a “Warrant Share” and all such shares issuable under the warrants, the “Warrant Shares”) at an exercise price equal to the $0.05 per share (as adjusted from time to time as provided in Section 9, the “Exercise Price”), at any time and from the date hereof and through and including the date that is five (5) years from the date of issuance hereof (the “Expiration Date”), and subject to the following terms and conditions.

1. Intentionally deleted.

     2. Registration of Warrant. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

     3. Registration of Transfers. The Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed, to the Company’s transfer agent or to the Company at its address specified herein. Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a “New Warrant”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New

Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Warrant.

4. Exercise and Duration of Warrants.

     (a) This Warrant shall be exercisable by the registered Holder at any time and from time to time on or after the date hereof to and including the Expiration Date. At 6:30 P.M., New York City time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value.

     (b) A Holder may exercise this Warrant by delivering to the Company (i) an exercise notice, in the form attached hereto (the “Exercise Notice”), appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares as to which this Warrant is being exercised (which may take the form of a “cashless exercise” if so indicated in the Exercise Notice only if a “cashless exercise” may occur at such time pursuant to Section 10 below), and the date such items are delivered to the Company (as determined in accordance with the notice provisions hereof) is an “Exercise Date.” The Holder shall not be required to deliver the original Warrant in order to effect an exercise hereunder. Execution and delivery of the Exercise Notice shall have the same effect as cancellation of the original Warrant and issuance of a New Warrant evidencing the right to purchase the remaining number of Warrant Shares.

     (c) Exercise Disputes. In the case of any dispute with respect to the number of shares to be issued upon exercise of this Warrant, the Company shall promptly issue such number of shares of Common Stock that is not disputed and shall submit the disputed determinations or arithmetic calculations to the Holder via fax (or, it the Holder has not provided the Company with a fax number, by overnight courier) within two (2) Business Days of receipt of the Holder’s election to purchase Warrant Shares. If the Holder and the Company are unable to agree as to the determination of the Purchase Price within two (2) Business Days of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall in accordance with this Section, submit via facsimile the disputed determination to an independent reputable accounting firm of national standing, selected jointly by the Company and the Holder. The Company shall cause such accounting firm to perform the determinations or calculations and notify the Company and the Holder of the results as promptly as possible from the time it receives the disputed determinations of calculations. Such accounting firm’s determination shall be binding upon all parties absent manifest error. The Company shall then on the next Business Day issue certificate(s) representing the appropriate number of Warrant Shares of Common Stock in accordance with such accounting firm’s determination and this Section. The prevailing party shall be entitled to reimbursement of all fees and expenses of such determination and calculation.

5. Delivery of Warrant Shares.

     (a) Upon exercise of this Warrant, the Company shall promptly (but in no event later than five Trading Days after the Exercise Date) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate for the Warrant Shares to which the Holder is entitled upon such exercise, free of restrictive legends unless a registration statement covering the resale of the Warrant Shares and naming the Holder as a selling stockholder thereunder is not then effective and the Warrant Shares are not freely transferable pursuant to Rule 144 under the Securities Act of 1933, as amended. The Company shall, upon request of the Holder, use its best efforts to deliver Warrant Shares hereunder electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions. For the purposes hereof, the term “Trading Day” means (a) any day on which the Common Stock is listed or quoted and traded on its primary trading market, (b) if the Common Stock is not then listed or quoted and traded on any trading market, then a day on which trading occurs on the Nasdaq Global Market (or any successor thereto), or (c) if trading ceases to occur on the Nasdaq Global Market (or any successor thereto), any Business Day.

     (b) This Warrant is exercisable, either in its entirety or, from time to time, for a portion of the number of Warrant Shares. Upon surrender of this Warrant following one or more partial exercises, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares.

(c) Intentionally Omitted.

     (d) The Company’s obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

     6. Charges, Taxes and Expenses. Issuance and delivery of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

     7. Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable bond or indemnity, if requested. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe.

     8. Reservation of Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, 100% of the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other contingent purchase rights of persons other than the Holder (after giving effect to the adjustments and restrictions of Section 9, if any). The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable. The Company will take all such action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any securities exchange or automated quotation system upon which the Common Stock may be listed.

     9. Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9.

     (a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, or (iii) combines outstanding shares of Common Stock into a smaller number of shares, then in each such case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

     (b) Distributions Made Prior to Exercise. If the Company, at any time while this Warrant is outstanding, distributes to all of the holders of Common Stock (i) evidences of its indebtedness, (ii) any security (other than a distribution of Common Stock covered by Section 9(a)), (iii) rights or warrants to subscribe for or purchase any security, or (iv) any other asset (in each case, a “Distribution”), then in each such case any Exercise Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive the Distribution shall be reduced, effective as of the close of business on such record date, to a price determined by multiplying such Exercise Price by a fraction of which (i) the numerator shall be the Weighted Average Price1 of the Common Stock

1 “Weighted Average Price” means, for any security as of any date, the dollar volume-weighted average price for such security on NASDAQ during the period beginning at 9:30:01 a.m., New York Time (or such other time as NASDAQ publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York Time (or such other time as NASDAQ publicly announces on the Trading Day immediately preceding such record date minus the value of the Distribution (as determined in good faith by the Company’s Board of Directors) applicable to one share of Common Stock, and (ii) the denominator shall be the Weighted Average Price of the Common Stock on the Trading Day immediately preceding such record date.

     (c) Notwithstanding the provisions set forth in Section 9(b) above, if the Company, at any time while this Warrant is outstanding, makes a Distribution to the holders of Common Stock, then in each such case the Holder shall have the option to receive such Distribution which would have been made to the Holder had such Holder been the holder of such Warrant Shares on the record date for the determination of stockholders entitled to such Distribution; provided, however, if the Holder elects to receive such Distribution, it will not be entitled to receive the adjustment to the Exercise Price specified in clause (b) above.

     (d) Fundamental Transactions. If, at any time during the term of this Warrant, (i) the Company effects any merger or consolidation of the Company with or into (whether or not the Company is the surviving corporation) another Person, (ii) the Company effects any sale, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions; provided, however, that for avoidance of doubt, the granting of a lien on all or substantially all of the Company’s assets as collateral shall not be deemed a Fundamental Transaction hereunder, (iii) allow another Person to make a purchase, tender or exchange offer that is accepted by the holders of more than the 50% of either the outstanding shares of Common Stock (not including any shares of Common Stock held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), (iv) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than the 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock purchase agreement or other business combination), or (v) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than as a result of a subdivision or combination of shares of Common Stock covered by Section 9(a) above) (in any such case, a “Fundamental Transaction”), then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Warrant is the official close of trading) as reported by Bloomberg (means Bloomberg Financial Markets) through its “Volume at Price” functions, or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York Time (or such other time as such Principal Market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York Time (or such other time as such market publicly announces is the official close of trading) as reported by Bloomberg, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Weighted Average Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Weighted Average Price of such security on such date shall be the fair market value as mutually determined by the Company in good faith. All such determinations shall be appropriately adjusted for any share dividend, share split, share combination or other similar transaction during the applicable calculation period.

Shares then issuable upon exercise in full of this Warrant (the “Alternate Consideration”). The aggregate Exercise Price for this Warrant will not be affected by any such Fundamental Transaction, but the Company shall apportion such aggregate Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. At the Holder’s request, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new warrant consistent with the foregoing provisions and evidencing the Holder’s right to purchase the Alternate Consideration for the aggregate Exercise Price upon exercise thereof. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (d) and insuring that the Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

(e) Intentionally Omitted.

     (f) Number of Warrant Shares. Simultaneously with any adjustment to the Exercise Price pursuant to paragraph (a) of this Section, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, as applicable, so that after such adjustment the aggregate Exercise Price payable hereunder for the increased or decreased, as applicable, number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.

     (g) Calculations. All calculations under this Section 9 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

     (h) Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 9, the Company at its expense will promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Company’s Transfer Agent.

     (i) Notice of Corporate Events. If the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including without limitation any granting of rights or warrants to subscribe for or purchase any capital stock of the Company or any Subsidiary, (ii) authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for any Fundamental Transaction or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall deliver to the Holder a notice describing the material terms and conditions of such transaction, at least ten calendar days prior to the applicable record or effective date on which a Person would need to hold Common Stock in order to participate in or vote with respect to such transaction, and the Company will take all steps reasonably necessary in order to insure that the Holder is given the practical opportunity to exercise this Warrant prior to such time so as to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

     10. Payment of Exercise Price. The Holder shall pay the Exercise Price in immediately available funds (a “cash exercise”); provided, however, that if at any time after the date that is six (6) months after the date of this Warrant (the “Required Effective Date”) a Registration Statement covering the resale of the Warrant Shares is not effective on the Exercise Date, or no current prospectus under such Registration Statement is available, the Holder may satisfy its obligation to pay the Exercise Price through a “cashless exercise,” in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

X = Y [(A-B)/A]
where:
X = the number of Warrant Shares to be issued to the Holder.

Y = the number of Warrant Shares with respect to which this
Warrant is being exercised (prior to cashless exercise).

A = the average of the Closing Prices for the five Trading Days immediately prior to (but not including) the Exercise Date.

B = the Exercise Price.

     For purposes of this Section 10, “Closing Prices” for any date, shall mean the closing price per share of the Common Stock for such date (or the nearest preceding date) on the primary trading market on which the Common Stock is then listed or quoted.

     For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued.

11. Intentionally Deleted.

     12. Fractional Shares. The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. If any fraction of a Warrant Share would, except for the provisions of this Section, be issuable upon exercise of this Warrant, the number of Warrant Shares to be issued will be rounded up to the nearest whole share.

     13. Notices. Any and all notices or other communications or deliveries hereunder (including without limitation any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at _____________________ prior to 6:30 p.m. (New York City time) on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at __________________ on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices or communications shall be _______________________________________

14. Warrant Agent. The Company shall serve as warrant agent under this Warrant.

Upon 30 days’ notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party shall be a successor warrant agent under this Warrant without any further act.

Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder’s last address as shown on the Warrant Register.

     15. Registration of Warrant Shares. The Warrant Shares shall be entitled to registration rights as set forth on Schedule A attached hereto and made a part hereof.

16. Miscellaneous.

     (a) Subject to the restrictions on transfer set forth on the first page hereof, this Warrant may be assigned by the Holder. This Warrant may not be assigned by the Company, except to a successor in the event of a Fundamental Transaction. This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns.

Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant.

     (b) The Company will not, by amendment of its governing documents or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, seek to call or redeem this Warrant or avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against dilution or other impairment. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any Warrant Shares above the amount payable therefor on such exercise, (ii) will take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares, free from all taxes, liens, security interests, encumbrances, preemptive or similar rights and charges of stockholders (other than those imposed by the Holders), on the exercise of the Warrant, and (iii) will not close its stockholder books or records in any manner which interferes with the timely exercise of this Warrant.

     (c) Remedies; Specific Performance. The Company acknowledges and agrees that there would be no adequate remedy at law to the Holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant and accordingly, the Company agrees that, in addition to any other remedy to which the Holder may be entitled at law or in equity, the Holder shall be entitled to seek to compel specific performance of the obligations of the Company under this Warrant, without the posting of any bond, in accordance with the terms and conditions of this Warrant in any court of the United States or any State thereof having jurisdiction, and if any action should be brought in equity to enforce any of the provisions of this Warrant, the Company shall not raise the defense that there is an adequate remedy at law. Except as otherwise provided by law, a delay or omission by the Holder hereof in exercising any right or remedy accruing upon any such breach shall not impair the right or remedy or constitute a waiver of or acquiescence in any such breach. No remedy shall be exclusive of any other remedy. All available remedies shall be cumulative.

     (d) Amendments and Waivers. The Company may, without the consent of the Holders, by supplemental agreement or otherwise, (i) make any changes or corrections in this Agreement that are required to cure any ambiguity or to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein or (ii) add to the covenants and agreements of the Company for the benefit of the Holders (including, without limitation, reduce the Exercise Price or extend the Expiration Date), or surrender any rights or power reserved to or conferred upon the Company in this Agreement; provided that, in the case of (i) or (ii), such changes or corrections shall not adversely affect the interests of Holders of then outstanding Warrants in any material respect. This Warrant may also be amended or waived with the consent of the Company and the Holder. Further, the Company may, with the consent, in writing or at a meeting, of the Holders (the “Required Holders”) of the then outstanding Warrants exercisable for a majority or greater of the Common Stock eligible under such Warrants, amend in any way, by supplemental agreement or otherwise, this Warrant and/or all of the outstanding Warrants; provided, however, that (i) no such amendment by its express terms shall adversely affect any Holder differently than it affects all other Holders, unless such Holder consents thereto, and (ii) no such amendment concerning the number of Warrant Shares or Exercise Price shall be made unless any Holder who will be affected by such amendment consents thereto. If a new warrant agent is appointed by the Company, it shall at the request of the Company, and without need of independent inquiry as to whether such supplemental agreement is permitted by the terms of this Section 16(d), join with the Company in the execution and delivery of any such supplemental agreements, but shall not be required to join in such execution and delivery for such supplemental agreement to become effective.

     (e) GOVERNING LAW; VENUE; WAIVER OF JURY TRIAL. THE CORPORATE LAWS OF THE STATE OF NEW YORK SHALL GOVERN ALL ISSUES CONCERNING THE RELATIVE RIGHTS OF THE COMPANY AND ITS STOCKHOLDERS. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE COMPANY AND HOLDERS HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN FOR THE ADJUDICATION OF ANY DISPUTE BROUGHT BY THE COMPANY OR ANY HOLDER HEREUNDER, IN CONNECTION HEREWITH OR WITH ANY TRANSACTION

CONTEMPLATED HEREBY OR DISCUSSED HEREIN, AND HEREBY IRREVOCABLY WAIVE, AND AGREE NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING BROUGHT BY THE COMPANY OR ANY HOLDER, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, OR THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS WARRANT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. THE COMPANY AND HOLDERS HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY.

     (f) The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

     (g) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

RUBY CREEK RESOURCES INC.

By:
Name:
Title: Chief Executive Officer

FORM OF EXERCISE NOTICE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

To: RUBY CREEK RESOURCES INC.

The undersigned is the Holder of Warrant No. _______ (the "Warrant") issued by Ruby Creek Resources Inc., a Nevada corporation (the "Company"). Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Warrant.

(a) The Warrant is currently exercisable to purchase a total of ______________ Warrant Shares.

(b) The undersigned Holder hereby exercises its right to purchase _________________ Warrant Shares pursuant to the Warrant.

(c) The Holder shall make Payment of the Exercise Price as follows (check one):

____ "Cash Exercise" under Section 10
____ "Cashless Exercise" under Section 10

(d) If the holder is making a Cash Exercise, the holder shall pay the sum of $____________ to the Company in accordance with the terms of the Warrant.

(e) Pursuant to this exercise, the Company shall deliver to the holder _______________ Warrant Shares in accordance with the terms of the Warrant.

(f) Following this exercise, the Warrant shall be exercisable to purchase a total of ______________ Warrant Shares.

(g) Notwithstanding anything to the contrary contained herein, this Exercise Notice shall constitute a representation by the Holder that, after giving effect to the exercise provided for in this Exercise Notice, the Holder (together with its affiliates) will not have beneficial ownership (together with the beneficial ownership of such Person's affiliates) of a number of shares of Common Stock which exceeds the Maximum Percentage of the total outstanding shares of Common Stock as determined pursuant to the provisions of Section 11(a) of the Warrant.

Dated: _____________, ____

Name of Holder:_____________________________
(Print)

By:_____________________________
Name:_____________________________
Title:_____________________________
(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

SCHEDULE A – REGISTRATION RIGHTS

Piggy-Back Registration Rights and Indemnification

(a) As used in this Schedule:

     “Effective Date” shall mean the date the Registration Statement is declared effective by the Commission.

     “Prospectus” shall mean the prospectus included in the Registration Statement (including a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the 1933 Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registerable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

     “Registerable Securities” shall mean any Warrants Shares, together with any securities issued or issuable upon any stock split, dividend or other distribution, adjustment, recapitalization or similar event with respect to the foregoing.

     “Registration Statement” shall mean a registration statement, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

     (i) If, at any time during the period beginning on the day falling six months after the Issuance date of the Warrants and ending on the sooner of (A) the day falling 24 months after the Issuance date of the Warrants and (B) when the Registerable Securities may be sold without restriction and without volume limitations pursuant to Rule 144 of the 1933 Act, the Company shall determine to prepare and file with the Commission a Registration Statement relating to an offering for its own account or the account of others under the 1933 Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the 1933 Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans (a “Registration”), then the Company shall promptly send to the Holder a written notice of such determination and if, within 15 days after receipt of such notice, the Holder shall so request in writing, the Company shall include in such Registration Statement all or any part of such Registerable Securities the Holder requests to be registered provided, however, that (A) if such registration involves an underwritten public offering, the Holder requesting such registration must sell its Registerable Securities to the underwriters on the same terms (to the extent applicable) as apply to the Company and (B) if, at any time after giving such written notice of its intention to register its equity securities and prior to the Effective Date of the Registration Statement filed in connection with such registration, the Company shall, for any reason, terminate its attempt to register such equity securities, the Company shall give written notice to the Holder and, thereupon, the Company shall be relieved of its obligation to register any Registerable Securities in connection with such registration.

     (ii) If a Registration involves an underwritten public offering and the managing underwriter thereof advises the Company that, in its view, the number of shares of Common Stock proposed to be included in such Registration exceeds the largest number of shares of Common Stock that can be sold without having an adverse effect on such public offering (the “Maximum Offering Size”), the Company will include in such Registration only that number of shares of Common Stock which does not cause the Maximum Offering Size to be exceeded, in the following order of priorities: (A) first, all securities the Company proposes to sell for its own account, (B) second, up to the full number of securities proposed to be registered for the account of the holders of securities entitled to inclusion of their securities in the registration statement by reason of registration rights existing on or prior to the date hereof, (C) third, the securities requested to be registered by the Holder and (D) fourth, the securities requested to be registered by other holders of securities entitled to participate in the Registration. If as a result of the provisions of this Section(ii), the Holder is not entitled to include all such Registerable Securities in such registration, the Holder may elect to withdraw its request to include any Registerable Securities in such registration.

(iii) If the Company undertakes a Registration, the Company shall:

     (A) Notify the Holder as promptly as reasonably possible of any of the following events: (I) if the Commission issues any stop order suspending the effectiveness of the Registration Statement or initiates any action, claim, suit, investigation or proceeding for that purpose; (II) the Company receives notice of any suspension of the qualification or exemption from qualification of any Registerable Securities for sale in any jurisdiction, or the initiation or threat of any action, claim, suit, investigation or proceeding for such purpose; or (III) the financial statements included in the Registration Statement become ineligible for inclusion therein or any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference is untrue in any material respect or any revision to the Registration Statement, Prospectus or other document is required so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holder in accordance with this paragraph, then the Holder shall suspend the use of the Prospectus until the Company (i) provides copies of a supplemented or amended Prospectus, or (ii) advises in writing that the use of the Prospectus may be resumed and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. Notwithstanding the foregoing, the Company shall not be required to amend or supplement the Registration Statement, any related Prospectus or any document incorporated by reference therein for a period not to exceed 60 consecutive days (or 120 days in the aggregate in any calendar year) if there occurs or exists any pending corporate development the disclosure of which would, in the good faith judgment of the Board of Directors of the Company, be harmful to the business, operations, prospects, or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole;

     (B) Deliver to the Holder, which delivery may be made electronically, by the fifth business day after a Holder request, without charge, such reasonable number of copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as the Holder may reasonably request;

     (C) To the extent required by law, prior to registration hereunder, use its reasonable efforts to register or qualify or cooperate with the Holder in connection with the registration or qualification (or exemption from such registration or qualification) of such Registerable Securities for offer and sale under the securities or “blue sky” laws of such jurisdictions within the United States as the Holder requests in writing and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registerable Securities covered by a Registration Statement; provided, however, that the Company shall not be required for any such purpose to (I) qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not be otherwise required to qualify but for the requirements of this Section, or (II) subject itself to taxation; and

     (D) Comply in all material respects with all applicable rules and regulations of the Commission and the principal stock exchange or market on which the Common Stock is then listed or eligible for trading.

     (iv) The Holder shall have the right to select one legal counsel to review and oversee any Registration (“Legal Counsel”) at the Holder’s expense. The Company and Legal Counsel shall reasonably cooperate with each other in performing the Company’s obligations under this Agreement.

     (v) The Company shall pay all reasonable fees and expenses incident to a Registration by the Company, including (A) all registration and filing fees and expenses (including those related to filings with the Commission, in connection with applicable state securities or “blue sky” laws and to Nasdaq), (B) printing expenses (including expenses of printing certificates for Registerable Securities and of printing copies of Prospectuses reasonably requested by the Holder), (C) messenger, telephone and delivery expenses, (D) fees and disbursements of counsel for the Company, and (E) fees and expenses of all other Persons retained by the Company in connection with the Registration. Notwithstanding the foregoing or anything in this Agreement to the contrary, each holder of the Registerable Securities being registered shall pay all commissions and underwriting discounts with respect to any Registerable Securities sold by it and the fees and disbursements of any counsel or other advisors or experts retained by such holders (severally or jointly).

     (vi) In connection with the preparation of a registration statement including the Registerable Securities pursuant to this Section, Holder agrees to furnish to the Company a completed questionnaire in a form acceptable to the Company upon request. Holder agrees further to supplement the questionnaire as necessary to enable the Company to respond to comments, if any, received by the Commission. The Company shall not be required to include any Holder that does not complete, date and execute a selling stockholder questionnaire.

(b) Indemnification.

     (i) Indemnification by the Company. The Company agrees to indemnify and hold harmless the Holder and all of its members, officers and employees (and each person, if any, who controls the Holder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act) (collectively, the “Indemnitees”), from and against any losses, claims, damages or liabilities (collectively, “Losses”) to which they may become subject (under the 1933 Act or otherwise) insofar as such Losses (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or arise out of any failure by the Company to fulfill any undertaking included in the Registration Statement and the Company will, as incurred, reimburse the Indemnitees for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be liable in any such case to the extent that such Loss arises out of, or is based upon, an untrue statement or omission or alleged untrue statement or omission made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Indemnitees specifically for use in preparation of the Registration Statement; provided, further, however, that the foregoing indemnification shall not inure to the benefit of any Indemnitee who failed to deliver a final Prospectus or an amendment or supplement thereto (provided by the Company to such Indemnitee in the requisite quantity and on a timely basis to permit proper delivery on or prior to the relevant transaction date) to the person asserting any losses, claims, damages and liabilities and judgments caused by any untrue statement of a material fact contained in any Prospectus, or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, if such material misstatement or omission was cured in such final Prospectus or amendment or supplement thereto.

     (ii) Indemnification by the Holder. The Holder agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, each officer of the Company who signs the Registration Statement and each director of the Company), from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the 1933 Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading in each case, on the effective date thereof, if, and to the extent, such untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information furnished by or on behalf of the Holder specifically for use in preparation of the Registration Statement, and such Holder will reimburse the Company (and each of its officers, directors or controlling persons) for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that in no event shall any indemnity under this Section(ii) be greater in amount than the net proceeds to the Holder as a result of the sale of Registerable Securities pursuant to such Registration Statement.

     (iii) Conduct of Indemnification Proceedings. If any action, claim, suit, investigation or proceeding (a “Proceeding”) shall be brought or asserted against any person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall be entitled to participate therein, and to the extent that it shall wish to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof. After notice from the Indemnifying Party to such Indemnified Party of its election to assume the defense thereof, such Indemnifying Party shall not be liable to such Indemnified Party for any legal expenses subsequently incurred by Indemnified Party in connection with the defense thereof. An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties. If there exists or shall exist a conflict of interest that would make it inappropriate in the reasonable judgment of the Indemnified Party for the same counsel to represent both the Indemnified Party and such Indemnifying Party or any affiliate or associate thereof, the Indemnified Party shall be entitled to retain its own counsel at the expense of such Indemnifying Party; provided, further, that no Indemnifying Party shall be responsible for the fees and expense of more than one separate counsel for all Indemnified Parties. The Indemnifying Party shall not settle an action without the consent of the Indemnified Party, which consent shall not be unreasonably withheld, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding. All reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten trading days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such reasonable fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

     (iv) Contribution. If a claim for indemnification under Section(i) or (ii) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or related to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section(iii), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section(iv) was available to such party in accordance with its terms.

     The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section(iv) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section(iv), the Holder shall not be required to contribute, in the aggregate, any amount which exceeds the net proceeds actually received by the Holder from the sale of the Registerable Securities subject to the Proceeding. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.